UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 7, 2011 (June 30, 2011)

CHINA TRANSINFO TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34134	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

9th Floor, Vision Building
No. 39 Xueyuanlu, Haidian District
Beijing, China 100191
(Address of Principal Executive Offices)

(86) 10-51691999
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 30, 2011, Division Four of BDO China Li Xin Da Hua CPA Co., Ltd. (“BDO Li Xin”), the independent registered public accounting firm of China TransInfo Technology Corp. (the “Company”), joined BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO Shu Lun Pan”), another BDO International Member Firm headquartered in Shanghai as employees of BDO Shu Lun Pan. Division Four of BDO Li Xin provided auditing and other professional services to the Company after BDO Li Xin was appointed as the Company’s independent registered public accounting firm in 2009. Accordingly, and solely as a result of this, effective June 30, 2011, the Company dismissed BDO Li Xin as the independent registered public accounting firm of the Company and appointed BDO Shu Lun Pan as the Company’s independent registered public accounting firm. This change in the Company independent registered public accounting firm was approved by the Company’s Audit Committee on June 30, 2011.

BDO Li Xin’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and during the subsequent interim period through June 30, 2011, there were (1) no disagreements with BDO Li Xin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO Li Xin, would have caused BDO Li Xin to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and through the subsequent interim period to June 30, 2011, the Company did not consult BDO Shu Lun Pan with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO Shu Lun Pan concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO Li Xin with a copy of this disclosure on June 30, 2011, providing BDO Li Xin with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respect in which BDO Li Xin does not agree with the statements contained herein. A letter from BDO Li Xin dated July 7, 2011 is attached as Exhibit 16.1 to this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
16.1	Letter from BDO Li Xin to the U.S. Securities and Exchange Commission dated July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: July 7, 2011

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from BDO Li Xin to the U.S. Securities and Exchange Commission dated July 7, 2011.